Riviera Holdings Corporation

                         2901 Las Vegas Boulevard South

                               Las Vegas, NV 89109

                       Investor Relations: (800) 362-1460

                               TRADED: AMEX - RIV

                               www.theriviera.com

FOR FURTHER INFORMATION:
AT THE COMPANY:                                  INVESTOR RELATIONS CONTACT:
Duane Krohn, Treasurer and CFO                   Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                             (208) 241-3704 Voice
(702) 794-9442 Fax                               (208) 232-5317 Fax
Email:  dkrohn@theriviera.com                    Email:  etruax@aol.com

FOR IMMEDIATE RELEASE:


RIVIERA TO BROADCAST FOURTH QUARTER CONFERENCE CALL LIVE OVER INTERNET
FEBRUARY 13

LAS VEGAS, NV - January 11, 2001 -- Riviera Holdings Corporation (AMEX: RIV) announced today that investors may listen to its fourth quarter conference call live over the Internet on Tuesday, February 13, 2001 at 2 p.m. Eastern Savings Time. The conference call will be broadcast via Investor Broadcast Networks' Vcall website located at http://www.vcall.com and through a Vcall link at the Company's website located at http://www.theriviera.com. To listen to the live call, investors should go to either website at least 15 minutes early to register, download and install any necessary audio software. A replay of the fourth quarter conference will be available through Vcall for 24 hours and through the Riviera website for seven days following the call.

About Riviera Holdings:
Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera is traded on the American Stock Exchange under the symbol RIV.

Safe Harbor Statement:
The forward-looking statements included in this news release, which reflect management's best judgment based on factors currently known, involve risks and uncertainties including expansion timetables, hotel and casino market conditions and other risks detailed from time to time in the Company's SEC reports, including the Report on Form 10-K for December 31, 1999. Actual results may differ.